Exhibit 99.1

AEGION®

Stronger. Safer. Infrastructure.®



Investor Book

Summer 2017

Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward looking statements. The Company makes forward-looking statements in this presentation that represent the Company's beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management's beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this presentation, the words "anticipate," "estimate," "believe," "plan," "intend," "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2016 as filed with the Securities and Exchange Commission on March 1, 2017 and in the Company's subsequently filed documents. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, the Company's actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, the Company does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this presentation are qualified by these cautionary statements.

In addition, some of the market and industry data and forecasts included in this presentation are based upon independent industry sources. Although we believe that these independent sources are reliable, we have not independently verified the accuracy and completeness of this information.

Aegion combines innovative technologies with market leading expertise to maintain, rehabilitate and strengthen pipeline infrastructure around the world



Infrastructure Solutions

$572 million

(2016 Revenues)

- Global water & wastewater pipeline rehabilitation



Corrosion Protection

$401 million

(2016 Revenues)

- Pipeline corrosion prevention
- Pipeline integrity management



Energy Services

$249 million

(2016 Revenues)

- Industrial facility maintenance services

Stronger. Safer. Infrastructure.®

AEGION®
Stronger. Safer. Infrastructure.®

Market-leading positions in Aegion's primary end markets

North American municipal pipeline rehabilitation

Infrastructure Solutions


Insituform

- Pioneered cured-in-place pipe (CIPP) solution in 1970's; market leader in North America today
- Created a portfolio of technologies in the last two years to rehabilitate pressure pipelines

Cathodic protection services for midstream pipeline maintenance

Corrosion Protection



- Leading provider of cathodic protection services in North America
- Launched a new cloud-based asset integrity management system for pipeline inspections and data management

Downstream refinery maintenance services

Energy Services



- Leading third-party provider of maintenance services in 14 out of 18 refineries on the West Coast

Approximately 70 percent of 2016 revenues were in these three core markets

AEGION
Stronger. Safer. Infrastructure.

Aegion can unlock additional value


Low
EARNINGS STABILITY
High
OPERATING MARGIN
Mid-High
Low
Upstream Corrosion Protection
Reduce volatility
Midstream Corrosion Protection
Infrastructure Solutions
Improve margins
Energy Services

AEGION
Stronger. Safer. Infrastructure.

Sustainable organic growth through greater customer focus

Aegion Transformation

2014 – 2015	2016 – 2017	Future
Simplify Brand clarity Realigned reporting segments Rationalized geographies	**Focus** Core markets Performance culture Innovation Customer-Focus	**Organic Growth** Leverage favorable end markets Sales excellence Continuous improvement Disciplined M&A

2014 Restructuring

- Formed reporting segments
- Exited six loss-producing small international CIPP markets

Actions to execute strategy

- Acquired Fusible PVC® pipe for pressure pipe market
- R&D improved other pressure pipe technologies
- Reduced upstream exposure to improve earnings stability

AEGION
Stronger. Safer. Infrastructure.

2017 strategic actions enhance Aegion's ability to execute long-term strategy and achieve the three-year financial targets



Divest pipe coating and insulation business in Louisiana (Corrosion Protection)

- Normalized revenues between $50 to $75 million with potential periods of operating losses
- Volatility caused by large project size, long lead-times and timing of bids and project execution
- Inconsistent with sustainable growth strategy and focus on midstream pipeline maintenance

Normalized revenues exclude contributions from the large deepwater pipe coating and insulation project



Restructure Canadian operations for cathodic protection services (Corrosion Protection)

- No change in strategy
- Right-size operations to match market realities
- Reduce annual costs by approximately $3 million



Exit non-pipe contract applications for the Tyfo® Fibrwrap® system in North America (Infrastructure Solutions)

- Approximate 2016 annualized revenues of $20 million; <$12 million in backlog at June 30, 2017
- Past investments in sales resources failed to accelerate revenue growth
- Go-forward strategy is to focus on product sales, engineering and technical support
- Reduce annual costs by approximately $6 million

Annualized cost savings to right-size overhead structure

Expect total annualized cost savings in excess of $15 million (inclusive of savings noted above)

- Identified savings of approximately $9 million with pre-tax cash charges of $9 to $11 million

Aegion's actions and diversification helped it weather depressed oil & gas prices over the last two years

Aegion Adjusted Operating Income[1]



2013
10%
39%
51%
2015
11%
15%
74%
2016
2%
10%
88%
Infrastructure Solutions
Corrosion Protection
Energy Services

[1] see Appendix for the GAAP to non-GAAP reconciliation

Reducing upstream exposure

2016 Actions

- Approximately $100 million reduction in annual revenues
  - Corrosion Protection: Sold 51% ownership stake in Canadian pipe coating facility in February
  - Energy Services: Downsized presence in Central California

2017 Actions

- Plan to divest pipe coating and insulation business in Louisiana within the Corrosion Protection platform
  - Approximately $50 to $75 million reduction in annual revenues[2]
  - Potential periods of operating losses

[2] *Normalized revenues excluding contributions from the large deepwater pipe coating and insulation project*

AEGION
Stronger. Safer. Infrastructure.

Targeting strong three-year financial performance

EPS GROWTH:
LOW TO MID DOUBLE DIGITS

REVENUE GROWTH:
LOW TO MID
SINGLE DIGITS

OPERATING MARGINS:
AT LEAST 7 PERCENT
BY 2019


AVERAGE
THREE-YEAR
GROWTH
TARGETS

OPERATING CASH FLOW:
> THAN 2x NET INCOME

FREE CASH FLOW:
> THAN 1x NET INCOME

RETURN ON INVESTED CAPITAL:
APPROACHING 9 PERCENT BY 2019

2016 is the base year for three-year CAGRs

AEGION
Stronger. Safer. Infrastructure.

Areas of strategic focus



Infrastructure Solutions

1

Municipal Pipeline Infrastructure

Trenchless Solutions

- Maintain growth and share in North America wastewater CIPP market
- Outpace market growth for pressure pipe rehabilitation in North America
- Expand in select geographies

Corrosion Protection

2

Oil & Gas Midstream Pipelines

Cathodic Protection Services

- Outpace market growth by increasing "share of wallet" with top customers

Energy Services

3

Refinery Operations

Maintenance Services

- Leverage market-leading position on the West Coast to do more with existing customers

Infrastructure Solutions' North American wastewater market provides sustainable organic growth opportunities

North American Municipal Wastewater Pipeline Rehabilitation


33%

Consolidated revenues in 2016


40%

Consolidated adjusted[1] gross profit in 2016

Aegion's largest and most profitable market

[1]Adjusted (non-GAAP) reconciliation can be found in the Appendix

Wastewater CIPP Rehabilitation

Objectives – Maintain growth and share in North America while also targeting select markets for expansion in Europe


Hong Kong

Expand wastewater CIPP operations in targeted underserved regions in North America

Acquired three businesses in 2016 and early 2017 serving Denmark, Northern Ireland, Scotland and the U.K.

Other opportunities for growth

- Global third-party product sales
- Productivity improvements to maintain gross margin

North American Wastewater CIPP Market	
Addressable market	>$1 billion
Annual growth rate	Low single digits
Market characterization	Aegion is market leader

AEGION

Stronger. Safer. Infrastructure.

Favorable market conditions and internal investments support a favorable outlook in 2017 for Aegion's pressure pipe portfolio

Infrastructure Solutions Pressure Pipe Portfolio



New Design

InsituMain® CIPP

Cured-in-place pipe



Tite Liner® system

Thermoplastic lining

Part of Corrosion Protection



Fusible PVC® pipe

Pipe bursting, sliplining and horizontal directional drilling



New Design

Tyfo® Fibrwrap® system

Fiber-reinforced polymer

North American Pressure Pipe Market	
Addressable market	>$1 billion
Annual growth rate	Mid-single digits
Market characterization	Fragmented with various alternative solutions

2017 Outlook

- Expect revenue growth from 2016 levels
- Sales team in its first full year marketing the expanded product portfolio to customers

R&D success:

- Improved design of InsituMain® CIPP product
- Reduced the cost for the Tyfo® Fibrwrap® system

AEGION

Stronger. Safer. Infrastructure.®

Corrosion Protection positioned to capitalize on expected midstream energy pipeline maintenance growth

Midstream oil & gas pipeline maintenance





Cathodic Protection Services

- Over 50 percent of 2016 platform revenues
- Primarily midstream oil & gas pipeline maintenance
- Pipeline inspection services to monitor corrosion

Upstream oil & gas, mining pipeline protection





Tite Liner® Pipe Lining System

- Protects oil, gas and mining pipelines from corrosive and abrasive materials
- Tite Liner® system is also part of the pressure pipe portfolio for municipal pipeline rehabilitation





Coating Services

- External pipe weld coatings
- Robotics for internal pipe weld coatings

AEGION® Stronger. Safer. Infrastructure.®

Asset integrity management is a vehicle to expand cathodic protection services with top customers

North American Cathodic Protection Services

Long-term objective: Grow revenues faster than the market

- Top 15 customers represent > 30 percent of revenues for cathodic protection services
- Pipeline inspection activities typically result in additional work for Corrosion Protection's other services to meet the needs of the customer

Over one million miles of regulated pipelines in North America

North American Cathodic Protection Services Market	
Addressable market	>$1 billion
Annual growth rate	Mid-single digits
Market characterization	Aegion is the largest player in a fragmented market



2
Digitized into a central repository
1
Field data collected
3
Customers can access data on demand
ASSET INTEGRITY MANAGEMENT
We are improving the data gathering process to increase accuracy and speed of data transfer.
LiveLine™ | ScanLine™ | FieldLine™
Corrosion Protection platform crews collected large sums of survey data from 25,000 miles of midstream energy pipelines in 2016.

- Currently, the system contains over 10,000 miles of pipeline data, including surveys for several large customers
- Data from all 2017 pipeline surveys will be entered into the system with the goal of having 10 of the top 15 customers using the portal to access survey information in 2017

AEGION
Stronger. Safer. Infrastructure.

Energy Services is able to deliver stable operating income and cash flow



Refinery locations

TESORO, Chevron, VALERO, bp, PBF Energy, Shell

Refinery Fundamentals

- California ranks 3rd in U.S. oil production and refining capacity per EIA data
- Average capacity utilization is over 90 percent
- Aging infrastructure

Energy Services

Objective – Grow revenues annually by mid-single digits through expanded services and increase operating margins 300 to 400 basis points by 2019 from 2016 levels

- Leverage downstream customer relationships
- Diversify service capabilities into other industries
- Continuous improvement to drive operating efficiencies

Energy Services is the lead third-party maintenance provider in 14 out of 18 refineries on the West Coast

Aegion expects solid 2H’17 earnings performance

Expect 2H’17 outlook to be in line with 2H’16[1]

Infrastructure Solutions

- Record backlog for municipal pipeline rehabilitation in North America and strong backlog in Europe
- Announced 2017 strategic actions are expected to improved performance in Denmark for CIPP installations and the Tyfo® Fibrwrap® system in North America

Corrosion Protection

- Announced 2017 strategic actions and strong backlog are expected to improve performance for cathodic protection services in North America
- Execute increased international backlog for Tite Liner® pipe linings and field pipe weld coatings

Energy Services

- Increased backlog supports positive outlook

Realize a portion of the estimated $15 million annual cost savings

[1] Excluding an approximate $35 million revenue contribution from the deepwater project in Q4’16

Aegion Consolidated Backlog

($ USD Millions)


$134
$618
+24%
$10
$765
June 30, 2016
June 30, 2017
Remainder
Deepwater Project

Strong backlog position driven by a 35% increase in 1H’17 new orders to $764 million compared to 1H’16

Initial foundation for strong growth in 2018

- Elimination of performance issues in 1H’17
- Realize cost savings
- Execute strategic actions
- Take advantage of favorable core end markets

AEGION
Stronger. Safer. Infrastructure.

Aegion continues to efficiently generate cash

Percent of adjusted net income[1]



Operating Cash Flow
Target (>200%)
178%
157%
280%
189%
158%
2013
2014
2015
2016
2016 Peer Average



Free Cash Flow
Target (>100%)
125%
94%
217%
89%
111%
2013
2014
2015
2016
2016 Peer Average

Peer Average: S&P Capital IQ last 12-months as of December 31, 2016
Peers: AECOM, Dycom, EMCOR, Granite Construction, Jacobs Engineering, Layne Christensen, MasTec, Matrix Services, Mueller Water, Primoris Services, Pure Technologies, Quanta Services, ShawCor, Team, Tetra Tech, Willbros Group

[1]Adjusted (non-GAAP) reconciliation can be found in the Appendix

2013-2016
Cash improvement=$112 million[2]



111
103
95
86
79
$28
$28
$32
$24
2012
2013
2014
2015
2016
12-month average days sales outstanding (DSO)2
Resulting cash liberation in $USD millions

2016 Highlight
Aegion's continuous improvement initiative standardized Infrastructure Solutions' project planning, execution and billing for the CIPP operations in North America, which reduced DSOs by 16 days

[2] Excludes prepayments received with respect to the large deepwater pipe coating and insulation project

AEGION
Stronger. Safer. Infrastructure.

Effective cash generation has been used to invest for growth and return cash to stockholders

2014 | 2015 | 2016



26%
38%
$86M
SPEND
36%
7%
33%
29%
$90M
SPEND
31%
20%
49%
$197M
SPEND
23%
9%
CAPEX
SHARE REPURCHASES
DEBT REDUCTION
M&A

1

Pay down debt

Approximately $70 million over the next 3 years

Target long-term debt/EBITDA < 2.5x

Retain financial flexibility for other uses of cash

2

M&A

- Disciplined approach to build out existing platforms

3

Share buybacks

- Target annual open-market stock repurchases to equal 3 to 5 percent of outstanding shares
- November 16, 2016: Announced an open-market share buyback program to repurchase up to $40 million worth of shares in 2017

AEGION
Stronger. Safer. Infrastructure.

Sustainable organic growth objective is supported by the right strategy, internal focus and favorable end markets

1

Invest in the most attractive end markets

- North American municipal pipeline rehabilitation
- North American midstream pipeline maintenance

2

Continue to drive Aegion's customer-focused culture

3

2018 is expected to be a year of strong performance and growth

4

Expect continued strong cash generation and increase ROIC to near Aegion's cost of capital by 2019



AEGION
Stronger. Safer. Infrastructure.

Appendix

2017 outlook by platform

Infrastructure Solutions Contract Backlog



$314
$379
+21%
June 30, 2016
June 30, 2017

Full-Year Outlook

Expect revenues to grow faster than the three-year growth target of low to mid-single digits and 2H’17 operating margins to be in line with 2H’16 results

Corrosion Protection Contract Backlog

Remaining Backlog
Large Deepwater Project



$126
$189
+50%
$134
-93%
$10
June 30, 2016
June 30, 2017
June 30, 2016
June 30, 2017

Full-Year Outlook

Contributions from the deepwater project and anticipated modest recovery in the energy markets support expectations for mid-teens revenue growth and mid-single digit operating margins

Energy Services Contract Backlog



$178
$197
+10%
June 30, 2016
June 30, 2017

Full-Year Outlook

Revenues now expected to grow low double-digits, ahead of the three-year growth target, with operating margins above the levels achieved in Q4’16

Reported backlog in $USD millions

AEGION
Stronger. Safer. Infrastructure.

Year ended December 31, 2016 non-GAAP reconciliation

All financial data presented is from continuing operations

(in USD thousands, except per share information)	As Reported (GAAP)	Restructuring Charges(1)	Acquisition-Related Expenses(2)	Litigation Settlement(3)	Reversal of Contingency Reserve(4)	As Adjusted (Non-GAAP)
Cost of Revenues	$ 968,756	$ (333)	$ (3,572)	$ -	$ -	$ 964,851
Gross Profit	253,164	333	3,572	-	-	257,069
Operating Expenses	197,099	(6,179)	-	-	2,336	193,256
Gain on Litigation Settlement	(6,625)	-	-	6,625	-	-
Acquisition-Related Expenses	2,696	-	(2,696)	-	-	-
Restructuring Charges	9,168	(9,168)	-	-	-	-
Operating Income	50,826	15,680	6,268	(6,625)	(2,336)	63,813
Other Income/(Expense)	(694)	248	-	-	-	(446)
Income before Taxes	35,269	15,928	6,268	(6,625)	(2,336)	48,504
Taxes on Income	6,109	5,701	1,902	(2,643)	(878)	10,191
Net Income (attributable to Aegion Corporation)	$ 29,488	$ 10,227	$ 4,366	$ (3,982)	$ (1,458)	$ 38,641
Diluted Earnings per Share	**$ 0.84**	**$ 0.29**	**$ 0.12**	**$ (0.11)**	**$ (0.04)**	**$ 1.10**

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $333 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $6,179 related to wind-down and other restructuring-related charges; (iii) pre-tax restructuring charges of $9,168 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs in accordance with ASC 420, Exit or Disposal Cost Obligations, and recorded as "Restructuring charges" in the Consolidated Statements of Operations; and (iv) pre-tax restructuring charges for other expense of $248 related to the release of cumulative currency translation adjustments. The vast majority of restructuring charges relate to the 2016 Restructuring.

(2) Includes the following non-GAAP adjustments: (i) inventory step up expense of $3,572 for cost of revenues recognized as part of the accounting for business combinations in connection with the Company's acquisition of Underground Solutions; and (ii) expenses of $2,696 incurred in connection with the Company's acquisitions of Underground Solutions, selected assets of Fyfe Europe, the CIPP business of Leif M. Jensen A/S and Concrete Solutions, and other potential acquisition activity pursued by the Company during the year.

(3) Includes the gain on settlement of two lawsuits related to the December 2012 departure of several key leaders in sales and operations for the Tyfo® Fibrwrap® technology.

(4) Includes the reversal of a pre-tax contingency reserve established as part of the opening balance sheet for the acquisition of Brinderson L.P.

Net income includes non-controlling interests.

AEGION
Stronger. Safer. Infrastructure.

Year ended December 31, 2015 non-GAAP reconciliation

All financial data presented is from continuing operations

(in USD thousands, except per share information)	As Reported (GAAP)	Restructuring Charges[1]	Goodwill Impairment[2]	Credit Facility Fees[4]	Acquisition-Related Expenses[3]	Divestiture Activity[5]	Litigation Settlement[6]	Reserves for Long-Dated A/R[7]	As Adjusted (Non-GAAP)
Cost of Revenues	$ 1,057,783	$ (2,717)	$ -	$ -	$ -	$ -	$ -	$ -	$ 1,055,066
Gross Profit	275,787	2,717	-	-	-	-	-	-	278,504
Operating Expenses	209,477	(4,387)	-	-	-	-	(2,771)	(2,883)	199,436
Goodwill Impairment	43,484	-	(43,484)	-	-	-	-	-	-
Acquisition-Related Expenses	1,912	-	-	-	(1,912)	-	-	-	-
Restructuring Charges	968	(968)	-	-	-	-	-	-	-
Operating Income	19,946	8,072	43,484	-	1,912	-	2,771	2,883	79,068
Interest Expense	(16,044)	140	-	3,377	-	-	-	-	(12,527)
Other Income/(Expense)	(2,905)	2,768	-	-	-	801			664
Income before Taxes	1,215	10,980	43,484	3,377	1,912	801	2,771	2,883	67,423
Taxes on Income	9,205	2,268	7,773	1,354	(2,745)	(626)	1,111	865	19,205
Net Income (Loss)	(7,990)	8,712	35,711	2,023	4,657	1,427	1,660	2,018	48,218
Non-Controlling Interests (Income) Loss	(77)	-	-	-	-	-	-	(908)	(985)
Net Income (Loss) (attributable to Aegion Corporation)	$ (8,067)	$ 8,712	$ 35,711	$ 2,023	$ 4,657	$ 1,427	$ 1,660	$ 1,110	$ 47,233
Diluted Earnings (Loss) per Share	**$ (0.22)**	**$ 0.24**	**$ 0.97**	**$ 0.05**	**$ 0.13**	**$ 0.04**	**$ 0.04**	**$ 0.03**	**$ 1.28**

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $2,717 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $4,387 related to reserves for potentially uncollectible receivables and other restructuring-related charges; (iii) pre-tax restructuring charges of $968 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs in accordance with ASC 420, Exit or Disposal Cost Obligations, and recorded as "Restructuring charges" in the Consolidated Statements of Operations; and (iv) pre-tax restructuring charges of $2,908 related primarily to the write-off of certain other assets, including the loss on the sale of the Company's CIPP contracting operation in France.

(2) Includes non-GAAP adjustments related to pre-tax charges recorded for goodwill impairment totaling $43,484 for the CRTS ($9,957) and Energy Services ($33,527) reporting units.

(3) Includes non-GAAP adjustments related to certain out-of-pocket expenses and acceleration of certain unamortized fees associated with the refinancing of the Company's credit facility.

(4) Includes non-GAAP adjustments related to expenses incurred in connection with: (i) the Company's acquisition of Schultz Mechanical Contractors, Inc.; (ii) the Company's acquisition of Underground Solutions, Inc.; and (iii) other potential acquisition activity pursued by the Company during the year.

(5) Includes non-GAAP adjustments for losses on the sale of Bayou Perma-Pipe Canada, Ltd. and Fibrwrap Construction Peru S.A.C.

(6) Includes non-GAAP adjustments related to reserves for the settlement of a disputed matter within the Infrastructure Solutions segment.

(7) Includes non-GAAP adjustments related to reserves for accounts receivable associated with long-dated receivables within the Corrosion Protection segment.

Net income includes non-controlling interests.

Year ended December 31, 2014 non-GAAP reconciliation from continuing operations

All financial data presented is from continuing operations

(in USD thousands, except earnings per share information)	As Reported (GAAP)	2014 Restructuring[1]	Long-Lived Asset and Goodwill Impairments[2]	Acquisition-Related Expenses[3]	Loss on Sale of Bayou Coating[4]	Reserves for Long-Dated A/R[5]	Brinderson Escrow Settlement[6]	As Adjusted (Non-GAAP)
Cost of Revenues	$ 1,051,438	$ (15,694)	$ -	$ -	$ -	$ -	$ -	$ 1,035,744
Gross Profit	279,983	15,694	-	-	-	-	-	295,677
Operating Expenses	234,105	(20,547)	-	-	-	(7,465)	4,500	210,593
Goodwill Impairment	51,512	-	(51,512)	-	-	-	-	-
Definite-lived Intangible Asset Impairment	12,116	(10,896)	(1,220)	-	-	-	-	-
Acquisition-Related Charges	1,375	-	-	(1,375)	-	-	-	-
Restructuring Charges	687	(687)	-	-	-	-	-	-
Operating Income (Loss)	(19,812)	47,824	52,732	1,375	-	7,465	(4,500)	85,084
Interest Expense	(12,943)	199	-	-	-	-	-	(12,744)
Other Income/(Expense)	(3,853)	1,495	-	-	472	-		(1,886)
Income (Loss) before Taxes	(35,975)	49,518	52,732	1,375	472	7,465	(4,500)	71,087
Taxes (Benefit) on Income (Loss)	(3,840)	13,365	6,119	547	194	2,971	(1,656)	**17,700**
Net Income (Loss) (attributable to Aegion Corporation)[7]	$ (33,320)	$ 36,153	$ 46,613	$ 828	$ 278	$ 4,494	$ (2,844)	$ 52,202
Diluted Earnings (Loss) per Share	**$ (0.88)**	**$ 0.95**	**$ 1.23**	**$ 0.02**	**$ 0.01**	**$ 0.11**	**$ (0.07)**	**$ 1.37**

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring and charges for cost of revenues of $15,694 associated with the write-down of long-lived assets, impairment of fixed assets, inventory obsolescence and write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $20,547 related to the write-down of long-lived assets, bad debt expenses, impairment of fixed assets, write-off of certain other assets and accrued expenses, and other restructuring charges; (iii) pre-tax restructuring charges for the impairment of definite-lived intangible assets of $10,896 related to Bayou's reporting unit; (iv) pre-tax restructuring charges of $687 related to severance and benefit related costs in accordance with ASC 420, Exit or Disposal Cost Obligations, and recorded as "Restructuring charges" in the Consolidated Statements of Operations; and (v) pre-tax restructuring charges of $1,694 related to the write-off of certain other assets, including the loss on the sale of the CIPP contracting operation in Switzerland.

(2) Includes non-GAAP adjustments related to pre-tax charges related to: (i) goodwill impairment totaling $51,512 for the following reporting units: $29,735 for Bayou, $16,069 for Fyfe and $5,708 for CRTS; and (ii) definite-lived intangible asset impairment totaling $1,220 for Fyfe Latin America.

(3) Includes non-GAAP adjustments related to expenses incurred in connection with (i) the Company's 2012 acquisition of Fyfe Group LLC's Asian operations; (ii) the Company's 2013 acquisition of Brinderson, L.P.; and (iii) other potential acquisition activity pursued by the Company during the year.

(4) Includes non-GAAP adjustments relating to a loss on the sale of the Company's 49 percent interest in Bayou Coating, L.L.C. The difference between the Company's recorded gross equity in earnings of affiliated companies of approximately $1,200 and the final equity distribution settlement of $700 resulted in a loss of approximately $500.

(5) Includes non-GAAP adjustments related to reserves for accounts receivable associated with long-dated receivables, some of which were in litigation or dispute, within the Infrastructure Solutions segment.

(6) Represents proceeds received in connection with the settlement of escrow claims related to the purchase of Brinderson. The total amount of the proceeds was $5,500, of which $1,000 relates to working capital and was recorded as a purchase price adjustment and the remaining $4,500 was recorded as an offset to Operating expenses in the Consolidated Statements of Operations.

(7) Includes non-controlling interests and equity in earnings of affiliated companies.

AEGION
Stronger. Safer. Infrastructure.

Year ended December 31, 2013 non-GAAP reconciliation from continuing operations

	As Reported (GAAP)	Acquisition-Related Expenses[1]	Credit Facility Fees[2]	Joint Venture/Divestiture Activities[3,4]	As Adjusted (Non-GAAP)
Operating Expenses	$ 184,314	$ (5,831)	$ --	$ --	$ 178,483
Operating Income	66,882	5,831			72,713
Interest Expense, Net	(13,169)	--	1,964	--	(11,205)
Other Income/(Expense)	4,964			(8,688)	(3,724)
Income before Taxes	59,002	5,831	1,964	(8,688)	58,109
Taxes on Income	12,154	2,321	782	(2,635)	12,622
Net Income (attributable to Aegion Corporation)	50,812	3,510	1,182	(6,053)	49,451
Diluted Earnings per Share	**$ 1.30**	**$ 0.09**	**$ 0.03**	**$ (0.15)**	**$ 1.27**

(1) Includes non-GAAP adjustments related to expenses incurred in conjunction with: (i) the Company's 2013 acquisition of Brinderson, L.P.; and (ii) other potential acquisition activity pursued by the Company during the year.

(2) Includes non-GAAP adjustments related to certain out-of-pocket expenses and acceleration of certain unamortized fees associated with the refinancing of the Company's credit facility as part of the Brinderson, L.P. acquisition.

(3) Includes a non-GAAP adjustment related to a gain on the sale of the Company's 50 percent interest in Insituform Rohrsanierungstechniken GmbH. The sale price was €14.0 million, approximately $18.3 million. The sale resulted in a gain on the sale of approximately $11.3 million (net of $0.5 million of transaction expenses).

(4) Includes a non-GAAP adjustment related to the write down of the Company's investment in Bayou Coating, LLC. The Company recognized a non-cash charge of $2.7 million ($1.8 million post-tax) related to the goodwill allocated to the joint venture as part of the purchase price accounting associated with the 2009 acquisition of The Bayou Companies, LLC. The non-cash charge represented the Company's then current estimate of the difference between the carrying value of the investment on the balance sheet and the amount the Company would receive in connection with the exercise.

Includes non-controlling interests and equity in earnings of affiliated companies.

Infrastructure Solutions non-GAAP reconciliation

(in USD thousands)	Year Ended December 31, 2016			Year Ended December 31, 2015			Year Ended December 31, 2014			Year Ended December 31, 2013		
	As-Reported (GAAP)	Adjustments[1]	As Adjusted (Non-GAAP)	As-Reported (GAAP)	Adjustments[2]	As Adjusted (Non-GAAP)	As-Reported (GAAP)	Adjustments[3]	As Adjusted (Non-GAAP)	As-Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)
Infrastructure Solutions												
Revenues	$ 571,551	$ -	$ 571,551	$ 556,234	$ -	$ 556,234	$ 567,205	$ -	$ 567,205	$ 529,301	$ -	$ 529,301
Cost of Revenues	429,870	(3,627)	426,243	416,339	(2,717)	413,622	431,322	(4,356)	426,966	409,843	-	409,843
Gross Profit	141,681	3,627	145,308	139,895	2,717	142,612	135,883	4,356	140,239	119,458	-	119,458
Operating Expenses	89,477	(260)	89,217	90,928	(7,158)	83,770	124,101	(28,012)	96,089	91,258	-	91,258
Goodwill Impairment	-	-	-	-	-	-	16,069	(16,069)	-	(287)	-	(287)
Definite-lived Intangible Asset Impairment	(6,625)	6,625	-	-	-	-	1,220	(1,220)	-	-	-	-
Acquisition-Related Charges	2,696	(2,696)	-	1,132	(1,132)	-	-	-	-	-	-	-
Restructuring Charges	2,630	(2,630)	-	968	(968)	-	687	(687)	-	-	-	-
Operating Income	$ 53,503	$ 2,588	$ 56,091	$ 46,867	$ 11,975	$ 58,842	$ (6,194)	$ 50,344	$ 44,150	$ 28,487	$ -	$ 28,487

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges; (ii) inventory step up expense recognized in connection with the Company's acquisition of Underground Solutions; (iii) gain on litigation settlement; and (iv) acquisition expenses incurred primarily in connection with the Company's acquisitions of Underground Solutions, selected assets of Fyfe Europe, the CIPP business of Leif M. Jensen A/S and Concrete Solutions.

(2) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, reserves for potentially uncollectable receivables, early lease termination costs, severance and benefit related costs, and other restructuring charges; (ii) reserves for the tentative settlement of a disputed matter; and (iii) acquisition expenses incurred primarily in connection with the Company's acquisition of Underground Solutions, Inc.

(3) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with inventory obsolescence, reserves for potentially uncollectable receivables, write-down of long-lived assets, impairment of fixed assets, write-off of certain other assets and accrued expenses, and other restructuring charges; (ii) impairment of goodwill for the Fyfe reporting unit; and (iii) impairment of definite-lived intangible assets for Fyfe Latin America.

Corrosion Protection non-GAAP reconciliation

(in USD thousands)	Year Ended December 31, 2016			Year Ended December 31, 2015			Year Ended December 31, 2014			Year Ended December 31, 2013		
	As-Reported (GAAP)	Adjustments[1]	As Adjusted (Non-GAAP)	As-Reported (GAAP)	Adjustments[2]	As Adjusted (Non-GAAP)	As-Reported (GAAP)	Adjustments[3]	As Adjusted (Non-GAAP)	As-Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)
Corrosion Protection												
Revenues	$ 401,469	$ -	$ 401,469	$ 437,921	$ —	$ 437,921	$ 458,409	$ —	$ 458,409	$ 453,886	$ —	$ 453,886
Cost of Revenues	318,200	(278)	317,922	344,701	—	344,701	359,105	(11,338)	347,767	345,351	—	345,351
Gross Profit	83,269	278	83,547	93,220	—	93,220	99,304	11,338	110,642	108,535	—	108,535
Operating Expenses	77,657	(483)	77,174	84,577	(2,883)	81,694	83,256	—	83,256	75,170	—	75,170
Goodwill Impairment	-	-	-	9,957	(9,957)	-	35,443	(35,443)	-	—	—	-
Earnout Reversal	-	-	-	—	—	-				(3,888)	—	(3,888)
Definite-lived Intangible Asset Impairment							10,896	(10,896)	-			
Acquisition-Related Charges	-	-	-	457	(457)	-	719	(719)	-	—	—	-
Operating Income (Loss)	$ 1,809	$ 4,564	$ 6,373	$ (1,771)	$ 13,297	$ 11,526	$ (31,010)	$ 58,396	$ 27,386	$ 37,253	$ -	$ 37,253

(1) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges.

(2) Includes non-GAAP adjustments related to: (i) reserves for accounts receivable associated with long-dated receivables; (ii) impairment of goodwill for the CRTS reporting unit; and (iii) expenses incurred in connection with potential acquisition activity pursued by the Company during the year.

(3) Includes non-GAAP adjustments related to: (i) pre-tax restructuring and impairment-related charges for Bayou's operation for the write-down of long-lived assets and the impairment of definite-lived intangible assets; (ii) impairment of goodwill for the Bayou and CRTS reporting units; and (iii) expenses incurred in conjunction with potential acquisition activity pursued by the Company during the year.

Energy Services non-GAAP reconciliation

(in USD thousands)	Year Ended December 31, 2016			Year Ended December 31, 2015			Year Ended December 31, 2014			Year Ended December 31, 2013		
	As-Reported (GAAP)	Adjustments[1]	As Adjusted (Non-GAAP)	As-Reported (GAAP)	Adjustments[2]	As Adjusted (Non-GAAP)	As-Reported (GAAP)	Adjustments[3]	As Adjusted (Non-GAAP)	As-Reported (GAAP)	Adjustments[4]	As Adjusted (Non-GAAP)
Energy Services												
Revenues	$ 248,900	$ -	$ 248,900	$ 339,415	$ -	$ 339,415	$ 305,807	$ -	$ 305,807	$ 108,233	$ -	$ 108,233
Cost of Revenues	220,686	-	220,686	296,743	-	296,743	261,011	-	261,011	89,205	-	89,205
Gross Profit	28,214	-	28,214	42,672	-	42,672	44,796	-	44,796	19,028	-	19,028
Operating Expenses	29,965	(3,100)	26,865	33,972	-	33,972	26,748	4,500	31,248	12,055	-	12,055
Goodwill Impairment	-	-	-	33,527	(33,527)	-	-	-	-	-	-	-
Acquisition-Related Charges	-	-	-	323	(323)	-	656	(656)	-	5,831	(5,831)	-
Operating Income (Loss)	$ (4,486)	$ 5,835	$ 1,349	$ (25,150)	$ 33,850	$ 8,700	$ 17,392	$ (3,844)	$ 13,548	$ 1,142	$ 5,831	$ 6,973

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, early lease termination costs, severance and benefit related costs, and other restructuring charges; and (ii) reversal of a pre-tax contingency reserve established as part of the opening balance sheet for the acquisition of Brinderson L.P.

(2) Includes non-GAAP adjustments related to: (i) impairment of goodwill for the Energy Services reporting unit; and (ii) expenses incurred in conjunction with the Company's acquisition of Schultz Mechanical Contractors, Inc. during the year.

(3) Includes non-GAAP adjustments related to: (i) proceeds received in connection with the settlement of escrow claims related to the purchase of Brinderson; and (ii) expenses incurred in conjunction with the Company's acquisitions of Brinderson, L.P. and Schultz Mechanical Contractors, Inc.

(4) Includes a non-GAAP adjustment related to expenses incurred in conjunction with the Company's acquisition of Brinderson, L.P. on July 1, 2013.